UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017 (May 10, 2017)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York		10006
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Nasdaq, Inc. (“Nasdaq” or the “Company”) held on May 10, 2017, the stockholders elected each of Nasdaq’s nominees for director to serve for terms of one year and until their successors are duly elected and qualified. The stockholders also approved the Company’s executive compensation on an advisory basis, as well as an advisory vote to conduct future advisory votes on executive compensation every year. The stockholders ratified the appointment of Ernst & Young LLP as Nasdaq’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The stockholders did not approve the stockholder proposal entitled “Right to Act by Written Consent.”

The table below shows the voting results, which exclude excess shares that were ineligible to vote as a result of the 5% voting limitation in the Company’s amended and restated certificate of incorporation.

		For	Against	Abstain	Broker Non-Votes
Proposal 1:	Election of Directors
	Melissa M. Arnoldi	99,840,891	45,341	82,186	8,284,307
	Charlene T. Begley	99,824,087	97,573	46,758	8,284,307
	Steven D. Black	99,061,405	859,729	47,284	8,284,307
	Adena T. Friedman	99,846,882	82,536	39,000	8,284,307
	Glenn H. Hutchins	98,864,856	1,054,396	49,166	8,284,307
	Essa Kazim	99,833,909	93,182	41,327	8,284,307
	Thomas A. Kloet	99,841,555	80,452	46,411	8,284,307
	Michael R. Splinter	99,211,096	709,457	47,865	8,284,307
	Lars R. Wedenborn	99,852,593	69,415	46,410	8,284,307

		For	Against	Abstain	Broker Non-Votes
Proposal 2:	Approve the Company’s Executive Compensation on an Advisory Basis	98,260,574	1,645,025	62,819	8,284,307

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Proposal 3:	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	89,164,148	61,912	10,684,659	57,699	8,284,307

		For	Against	Abstain	Broker Non-Votes
Proposal 4:	Ratify the Appointment of Ernst & Young LLP as Nasdaq’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017	106,489,474	1,647,672	115,579	N/A

		For	Against	Abstain	Broker Non-Votes
Proposal 5:	Consider the Stockholder Proposal Entitled “Right to Act by Written Consent”	44,870,504	54,682,764	415,150	8,284,307

Consistent with its stockholders’ vote on Proposal 3, Nasdaq shall include an advisory vote of the stockholders on executive compensation in Nasdaq’s proxy materials once every year until the next stockholder vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2017	Nasdaq, Inc.

	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel